Amana Growth Fund

Investor	(AMAGX)
Institutional	(AMIGX)

September 28, 2015

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Growth Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 28, 2015, and most recent report to shareowners, dated May 31, 2015, are incorporated by reference into this Summary Prospectus.

Amana Growth Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund Investor Shares	AMAGX
Management Fees	0.81%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	1.08%

Growth Fund Institutional Shares	AMIGX
Management Fees	0.81%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.83%

Example

The example below is intended to help investors compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Growth Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 Year	3 years	5 Years	10 Years
Growth Fund Investor Shares			AMAGX
$110	$343	$595	$1,317
Growth Fund Institutional Shares			AMIGX
$85	$265	$460	$1,025

Portfolio Turnover

The Growth Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.07% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests only in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Growth Fund does not make any investments that pay interest. In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Growth Fund diversifies its investments across industries and companies, and generally follows a large-cap value investment style. The Fund favors companies expected to grow earnings and stock prices faster than the economy which tend to be smaller and less seasoned companies.

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of assets in common stocks. The adviser (Saturna Capital Corporation) selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price. The Growth Fund may invest in foreign securities.

Principal Risks of Investing

Market risk: The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Amana Growth Fund

Small-cap risk: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Strategy risk: The Growth Fund's restricted ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities, limits investment opportunities and may adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Foreign investing risk: The Growth Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Growth Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q3 2010	12.77%
Worst Quarter	Q4 2008	-18.34%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2015) was -0.26%.

Average Annual Total Returns
The table below presents the average annual returns of the Growth Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2014
	1 Year	5 Years	10 Years
Growth Fund Investor Shares		AMAGX
Return before taxes	14.03%	12.12%	9.90%
Return after taxes on distributions	12.42%	11.64%	9.63%
Return after taxes on distributions and sale of Fund shares	8.97%	9.59%	8.12%
	1 Year	Since Inception September 25, 2013
Growth Fund Institutional Shares		AMIGX
Return before taxes	14.29%	18.60%
	1 Year	5 Years	10 Years
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Amana Growth Fund

Investment Adviser

Saturna Capital Corporation is the Growth Fund's investment adviser.

Portfolio Managers

Since 1994, Mr. Nicholas Kaiser CFA, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. Since 2012, Mr. Scott Klimo CFA, director of research at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Growth Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Growth Fund.

Growth Fund Institutional Shares are available with a miminum investment of $100,000, and to certain group purchasers.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:   Amana Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax:   360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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